Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF

ASSET PURCHASE AGREEMENT

[MOB II, III, CMAC, Dunkirk, Solomons Island]

THIS ASSIGNMENT AND ASSUMPTION OF ASSET PURCHASE AGREEMENT (this “Assignment”) made as of this 30th day of August, 2013 by and between CHP PARTNERS, LP, a Delaware limited partnership (“Assignor”), and (i) CHP CALVERT MOB OWNER, LLC, a Delaware limited liability company (the “MOB II & III Assignee”), (ii) CHP MEDICAL ARTS MOB OWNER, LLC, a Delaware limited liability company (the “CMAC Assignee”), (iii) CHP DUNKIRK MOB OWNER, LLC, a Delaware limited liability company (the “Dunkirk Assignee”), and (iv) CHP SOLOMONS ISLAND MOB OWNER, LLC, a Delaware limited liability company (the “Solomons Assignee”) (the MOB II & III Assignee, CMAC Assignee, Dunkirk Assignee and Solomons Assignee, collectively the “Assignees”).

WHEREAS, CALVERT MEDICAL OFFICE BUILDING LIMITED PARTNERSHIP, a Maryland limited partnership (“MOB II & III Seller”), CALVERT MEDICAL ARTS CENTER, LLC, a Maryland limited liability company (“CMAC Seller”), CMH II HOLDING CO., a Maryland non-stock corporation (“Dunkirk Seller”), and CMH HOLDING CO., a Maryland non-stock corporation (“Solomons Seller”) (MOB II & II Seller, CMAC Seller, Dunkirk Seller and Solomons Seller, being each referred to as a “Seller” and collectively as the “Sellers”), and Assignor, as purchaser, entered into that certain Purchase Agreement effectively dated as of June 26, 2013; as amended from time to time (the “Purchase Agreement”), regarding the purchase of those certain medical office buildings described in the Purchase Agreement as the “MOB II”, “MOB III”, “Medical Arts Center”, “Dunkirk Building”, and “Solomons Island Building”;

WHEREAS, pursuant to Section 12.05 of the Purchase Agreement, Assignor has the right to assign its interest in the Purchase Agreement to an “Affiliate” of Assignor, without the consent or approval of the Seller; and

WHEREAS, the Assignees are all Affiliates of Assignor within the meaning of the Purchase Agreement, and Assignor may therefore assign its interest in the Purchase Agreement to Assignees without the consent or approval of Seller.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Assignor hereby assigns, transfers, sets over, and conveys unto (i) MOB II & III Assignee with respect to the MOB II and MOB III, (ii) CMAC Assignee with respect to the Medical Arts Center, (iii) Dunkirk Assignee with respect to the Dunkirk Building, and (iv) Solomons Assignee with respect to the Solomons Island Building, all of Assignor’s rights, privileges, duties and obligations in, to and under the Purchase Agreement, together with all of Assignor’s rights, title and interest in and to the Property described in said Purchase Agreement, including, without limitation, all earnest money deposits paid pursuant thereto, and all rights, power and privileges conferred by the Purchase Agreement upon Assignor, as purchaser therein, and Assignor hereby authorizes the Assignees to exercise said rights, powers and privileges in as full a manner as Assignor is authorized to exercise the same. Assignee assumes and covenants to perform all duties and obligations of the Assignor under the Purchase Agreement, regardless of whether arising before or after the date of this Assignment.

This instrument may be signed in counterpart copies, each of which shall be considered an original and which together shall constitute one and the same instrument.

SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first set forth above.

“ASSIGNOR”

CHP PARTNERS, LP, a Delaware limited partnership

By:	CHP GP, LLC,
a Delaware limited liability company, its General Partner

	By:	CNL Healthcare Properties, Inc.,
a Maryland corporation, its
Sole Member

		By:	/s/ Erin M. Gray
		Name:	Erin M. Gray
		Title:	Vice President

“MOB II & III ASSIGNEE”		“CMAC ASSIGNEE”

CHP CALVERT MOB OWNER, LLC, a Delaware limited liability company		CHP MEDICAL ARTS MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Erin M. Gray	By:	/s/ Erin M. Gray
Name:	Erin M. Gray	Name:	Erin M. Gray
Title:	Vice President	Title:	Vice President

“DUNKIRK ASSIGNEE”		“SOLOMONS ASSIGNEE”

CHP DUNKIRK MOB OWNER, LLC, a Delaware limited liability company		CHP SOLOMONS ISLAND MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Erin M. Gray	By:	/s/ Erin M. Gray
Name:	Erin M. Gray	Name:	Erin M. Gray
Title:	Vice President	Title:	Vice President